Exhibit 10.3

RESTRICTED STOCK AWARD AGREEMENT

Name of Grantee:	[__]

No. of Shares:	[__]

Grant Date:	[__]

Spine Injury Solutions, Inc., a Delaware corporation (the “Company”) hereby grants a Restricted Stock Award (an “Award”) to the Grantee named above. Upon acceptance of this Award, the Grantee shall receive the number of shares of Common Stock, par value $0.001 per share (the “Stock”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan. The Company acknowledges the receipt from the Grantee of consideration with respect to the par value of the Stock in the form of cash, past or future services rendered to the Company by the Grantee or such other form of consideration as is acceptable to the Company.

1. Award. The shares of Restricted Stock awarded hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below. The Grantee shall (i) sign and deliver to the Company a copy of this Award and (ii) deliver to the Company a stock power endorsed in blank.

2. Restrictions and Conditions.

(a) Any book entries for the shares of Restricted Stock granted herein shall bear an appropriate legend, as determined by the Company in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein.

(b) Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

(c) If the Grantee’s services with the Company and its Subsidiaries is voluntarily terminated by Grantee for any reason or by the Company for “cause” prior to vesting of shares of Restricted Stock granted herein or in the event Grantee’s services with the Company and its Subsidiaries is voluntarily terminated by the Company without “cause” (as hereinafter defined) prior to vesting of shares of Restricted Stock granted herein, the Restricted Stock will vest with respect to a number of shares of Restricted Stock equal to the product of (i) a fraction the numerator of which is the number of completed months elapsed after the Grant Date to the date of termination of services with the Company, and the denominator of which is forty eight (48) and (ii) the number of shares of Restricted Stock set forth above that have not vested as provided for in Section 3 of this Award. As to any shares of Restricted Stock then remaining, all such shares of Restricted Stock shall be forfeited to the Company.

As used in this Award, termination for “Cause” shall mean a termination based upon: (i) a violation of any written rule or policy of the Company which the Grantee fails to correct within 10 days after the Grantee receives written notice from the Company of such violation; (ii) misconduct by the Grantee to the detriment of the Company; (iii) the Grantee’s conviction (by a court of competent jurisdiction, not subject to further appeal) of, or pleading guilty to, a felony; (iv) the Grantee’s continued and ongoing gross negligence in the performance of Grantee’s duties and responsibilities to the Company as prescribed from time to time by the Company; or (v) the Grantee’s failure to perform Grantee’s duties and responsibilities to the Company as required by the Company from time to time, in either case after written notice from the Company to the Grantee of the nature of such failure and the Grantee’s failure to cure such failure within ten (10) days following receipt of such notice.

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(d) Investment Representations.

(i) Investment Purpose. Grantee hereby represents that the Restricted Stock granted herein is being acquired for investment and not for sale or with a view to distribution thereof. Grantee acknowledges and agrees that any sale or distribution of shares of Restricted Stock which have vested may be made only pursuant to either (a) a registration statement on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement has become effective and is current with regard to the shares being sold, or (b) a specific exemption from the registration requirements of the Securities Act that is confirmed in a favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, prior to any such sale or distribution. Grantee hereby consents to such action as the Company deems necessary or appropriate from time to time to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of this Award, including but not limited to placing restrictive legends on certificates evidencing shares of Restricted Stock (whether or not the Restrictions applicable thereto have lapsed) and delivering stop transfer instructions to the Company’s stock transfer agent.

(ii) Accredited Investor Status. Grantee represents and warrants that he is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

(iii) Reliance on Exemptions. Grantee understands that the Restricted Stock is being awarded to Grantee in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Grantee’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Grantee set forth herein in order to determine the availability of such exemptions and the eligibility of the Grantee to acquire the Restricted Stock.

(iv) Information. Grantee and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the award of the Restricted Stock which have been requested by the Grantee or Grantee’s advisor. Grantee and Grantee’s advisors, if any, have been afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to the Grantee any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Grantee. Grantee understands that Grantee’s investment in the Restricted Stock involves a significant degree of risk.

(v) Governmental Review. Grantee understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Restricted Stock.

(vi) Legends. Grantee understands that the shares of the Company’s common stock that comprise the Restricted Stock and, until such time as the Restricted Stock has been registered under the Securities Act, may be sold pursuant to Rule 144 or Regulation S, the Restricted Stock may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Restricted Stock):

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL MAY BE SELECTED BY THE SELLER), IN A FORM REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.”

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3. Vesting of Restricted Stock. The restrictions and conditions in Paragraph 2 of this Award shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of shares of Restricted Stock specified as vested on such date.

Incremental Number of Shares Vested	Vesting Date
[__] ([__])%	[__]

[__] ([__])%	[__]

[__] ([__])%	[__]

[__] ([__])%	[__]

[__](100.00)%	Total

Subsequent to such Vesting Date or Dates, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock. The Company may at any time accelerate the vesting schedule specified in this Paragraph 3.

4. Dividends. Dividends on shares of Restricted Stock shall be paid currently to the Grantee.

5. Transferability. This Award is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

6. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Company for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. Except in the case where an election is made pursuant to Paragraph 8 below, the Company shall have the authority to cause the required minimum tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued or released by the transfer agent a number of shares of Stock with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.

7. Election Under Section 83(b). The Grantee and the Company hereby agree that the Grantee may, within 30 days following the Grant Date of this Award, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code. In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company. The Grantee acknowledges that he or she is responsible for obtaining the advice of his or her tax advisors with regard to the Section 83(b) election and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with regard to such election.

8. No Obligation to Continue Services. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Award to continue the Grantee in services and neither the Plan nor this Award shall interfere in any way with the right of the Company or any Subsidiary to terminate the services of the Grantee at any time.

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9. Integration. This Award constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10. Data Privacy Consent. In order to administer the Plan and this Award and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Award (the “Relevant Information”). By entering into this Award, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

Spine Injury Solutions, Inc.

By:
[__]

The foregoing Award is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Award pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:	[__]
Grantee’s Signature

Grantee’s name and address:

[__]
[__]
[__]
Address

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